Exhibit 99.1

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Topline Results Phase 2 Study of CT1812 in Mild-to-Moderate Dementia with Lewy Bodies December 18, 2024

Director of the Comprehensive Center for Brain Health University of Miami Miller School of Medicine Director at Large of the LBDA Board of Directors and member of the Scientific Advisory Council James E. Galvin, MD, MPH

4 • 2nd most common cause of dementia after Alzheimer’s disease • Characterized by cognitive impairment that precedes development of motor symptoms • More common in men • Patients may have faster decline than Alzheimer’s • Patients often require several physician visits over 18 months before being correctly diagnosed Dementia with Lewy Bodies (DLB) Core Symptoms of DLB: • Fluctuating cognition and alertness • Neuropsychiatric symptoms such as visual hallucinations, anxiety, depression and delusions • Decline in cognition, attention, executive function • Spontaneous parkinsonism • REM sleep behavior disorder

5 “A multifactorial disease with a buffet of symptoms” Four Symptom Domains Drive Lewy Body Disease Burden Behavior Cognition Function Movement Patient symptom hallucinations, anxiety, delusions Memory and problem solving Bathing, toileting, shopping, meal preparation Standing, maintaining balance Assessment tool Neuropsychiatric Inventory (NPI) Care Partner’s NPI of “Distress” Cognitive Drug Research (CDR) System Montreal Cognitive Assessment (MoCA) Clinician Assessment of Fluctuation (CAF) ADCS-Activities of Daily Living (ADL) MDS-Unified Parkinson’s Disease Rating Scale (UPDRS)

SHIMMER Study Designed to Assess Multifactorial Burden

Conducted in Collaboration with LBDA Centers of Excellence, Academic Centers and Industry

Key Enrollment Criteria

- Age 50-85
- DLB diagnosis
- MRI
- MMSE: 18-27

Treatment Period
6 months

Randomized 1:1:1

- CT1812 300 mg
- CT1812 100 mg
- Placebo

130 participants randomized from 31 sites across U.S. including LBDA centers of excellence

Oral QD Administration →

Assessments

- Safety/tolerability
- Behavior:
  - NPI
- Cognition
  - MoCA, CDR, CAF
- Function:
  - ADCS-ADL
- Motor
  - UPDRS III
- Epworth Sleep
- Global CGIC
- Biomarkers

Study Objectives

✓ Confirm safety and tolerability profile

✓ Explore impact on behavior, movement, cognition and function

✓ Identify dose(s) for Phase 3

SHIMMER COG1201 study (NCT05225415) partially funded by $30M NIA grant R01AG071643

6

DLB, Dementia with Lewy Bodies; MMSE, Mini-Mental State Examination; MRI, magnetic resonance imaging; QD, daily; NIA, National Institute on Aging; LBDA, Lewy Body Dementia Association; ADCS-CGIC, Clinicians Global Impression of Change

7 Up to 91% Percent Slowing on Assessments Strong clinical signals across major DLB symptoms relative to placebo * Measure of the distress experienced by the care partners of SHIMMER participants Behavior Cognition Function Movement NPI (total) NPI (distress) CDR (episodic memory) MoCA CAF ADCS-ADL UPDRS CT1812 Pooled (100/300mg) 82% 114%* 85% 60% 91% 52% 62%

8 CT1812 Showed Dramatic 82% Impact on Neuropsychiatric Measures NPI captures a variety of patient disturbances, including hallucinations, anxiety, and delusions -4 -2 0 2 4 6 0 NPI Total (ITT) CT1812 Pooled Placebo Baseline Day 28 Day 98 Day 182 worsening NPI favor Treatment with CT1812 LS Mean Difference from Placebo 95% CI Favors CT1812 82% slowing Anxiety Delusions Hallucinations Agitation/Aggression Depression Sleep Behavior Appetite Irritability Disinhibition Aberrant Motor Elation/Euphoria Apathy -3 -2 -1 0 1 2 NPI: Neuropsychiatric inventory

9 worsening Because Participants Improved in Hallucinations, Delusions & Anxiety, Caregivers were Notably Better New tool created to measure caregiver burden in DLB -2 -1.5 -1 -0.5 0 0.5 1 1.5 2 2.5 3 0 NPI (Distress) ITT CT1812 Pooled Placebo Baseline Day 28 Day 98 Day 182 114% slowing NPI Distress favors Treatment with CT1812 LS Mean Difference from Placebo 95% CI Anxiety Delusions Hallucinations Agitation/Aggression Depression Sleep Behavior Appetite Irritability Disinhibition Aberrant Motor Elation/Euphoria Apathy Favors CT1812 -1.5 -1 -0.5 0 0.5 1 NPI Distress: Neuropsychiatric inventory (Care Partner Distress)

10 Up to 91% Slowing of Cognitive Decline Across Assessments CT1812 improved patients’ attentiveness and problem solving -1 -0.8 -0.6 -0.4 -0.2 0 0.2 0 MoCA (ITT) Baseline Day 28 Day 98 Day 182 -1 -0.5 0 0.5 1 1.5 0 CAF (fluctuations) (ITT) Baseline Day 28 Day 98 Day 182 -15 -10 -5 0 5 0 CDR - Episodic Memory (ITT) CT1812 Pooled Placebo Baseline Day 28 Day 98 Day 182 85% slowing 60% slowing 91% slowing worsening CDR: Cognitive Drug Research (CDR) Battery; MoCA: Montreal Cognitive Assessment; CAF: Clinician Assessment of Fluctuation

11 Components of ADL Score 52% preservation in activities of daily living (ADL) measures People on CT1812 Maintained Self-care -10 -8 -6 -4 -2 0 2 0 ADCS-ADL (ITT) CT1812 Pooled Placebo Baseline Day 28 Day 98 Day 182 52% slowing worsening • Bathing • Dressing • Grooming • Feeding • Toileting • Conversing • Shopping • Writing ADCS-ADL: Activities of Daily Living

12 Components of UPDRS: 62% preservation in measures of movement People Treated with CT1812 Maintained Motor Function -2 -1 0 1 2 3 4 5 6 0 MDS-UPDRS Part III (ITT) CT1812 Pooled Placebo Baseline Day 28 Day 98 Day 182 62% slowing worsening • Balance • Speech • Rigidity • Tremor • Gait • Timed up and go • Facial expression MDS-UPDRS: Unified Parkinson’s Disease Rating Scale

13 Behavior, Cognition, Movement, Function all Improved with CT1812 Oral once-daily therapy has potential to change the course of disease for patients and families -1 -0.5 0 0.5 1 1.5 0 CAF (fluctuations) Baseline Day 28 Day 98 Day 182 -1 -0.8 -0.6 -0.4 -0.2 0 0.2 0 MoCA Baseline Day 28 Day 98 Day 182 -10 -8 -6 -4 -2 0 2 0 ADCS-ADL Baseline Day 28 Day 98 Day 182 -2 -1 0 1 2 3 0 NPI (Care Partner Distress) Baseline Day 28 Day 98 Day 182 -2 0 2 4 6 0 MDS-UPDRS Part III Baseline Day 28 Day 98 Day 182 0.0 0.3 0.5 0.8 1.0 0 ADCS-CGIC Baseline Day 28 Day 98 Day 182 -15 -10 -5 0 0 Episodic Memory Baseline Day 28 Day 98 Day 182 CT1812 (pooled) Placebo -4 -2 0 2 4 6 0 NPI Total Baseline Day 28 Day 98 Day 182

Anthony O Caggiano, MD, PhD Study Conduct, Disposition and Safety

15 • Limited physician and site knowledge, experience in DLB • Supported by $30M grant from NIA - R01AG071643 • Conducted at 34 sites in the United States - 14 - LBDA Centers of Excellence - 7 - Academic - 13 - Industry sites • First patient in (FPI): March 2022 (slow start emerging from covid) • Last patient out (LPO): November 2024 • Oversight by Data Safety Monitoring Board (DSMB) Collectively overcame enrollment hurdles due to COVID-19 lag and limited DLB awareness Partnership with LBDA, academic and industry leaders led to successful trial execution

16 Participant Disposition Analysis populations • ITT : 44 • Safety : 43 293 Screened 130 Randomized 44 Randomized to 100mg CT1812 44 Randomized to 300mg CT1812 42 Randomized to placebo Analysis populations • ITT: 44 • Safety: 44 Analysis populations • ITT : 42 • Safety : 42 33 Completed study 11 Discontinued Tx • 9 (20.5%) DC due to AE • 2 (4.6%) Withdrawal 40 Completed study 4 Discontinued Tx • 4 (9.1%) DC due to AE 36 Completed study 8 Discontinued Tx • 5 (11.9%) DC due to AE • 3 (7.1%) Withdrawal

17 Pooled CT1812 (n=88) Placebo (n=42) Total (n=130) Age – years* 72.3 (6.89) 73.7 (6.25) 72.8 (6.69) Gender: % Male 83.0 78.6 81.5 Race: % White 92.0 90.5 91.5 Non-Hispanic or Latino % 98.9 92.9 96.9 MMSE* 24.1 (2.65) 23.8 (2.69) 24.0 (2.66) MoCA* 18.7 (4.96) 17.9 (4.62) 18.4 (4.85) CAF* 5.3 (3.62) 4.2 (3.41) 5.0 (3.58) ESS* 8.5 (4.25) 8.2 (5.24) 8.4 (4.57) MDS-UPDRS III* 27.3 (13.51) 28.1 (13.41) 27.6 (13.43) ADCS-ADL* 61.7 (11.62) 63.3 (9.77) 62.2 (11.04) Well balanced between treatment and placebo arms Patient Characteristics Consistent with Typical DLB Population *Means (SD)

18 Favorable safety and tolerability profile COG1201 (SHIMMER): Safety Summary The SAE that was related to IP was for subject 125-0003 (CT1812 300mg). The Preferred Term was ‘Metabolic encephalopathy’. Severity was moderate, drug was interrupted, it was rated as “probably related”, and the outcome was recovered/resolved. It emerged on Day 120 and ended on Day 190. Subjects with: CT1812 Placebo (N=42) Total (N=129) 100 mg (N=44) 300 mg (N=43) At least one TEAE 42 (95.5%) 40 (93.0%) 37 (88.1%) 119 (92.2%) At least one TEAE related to treatment 14 (31.8%) 21 (48.8%) 16 (38.1%) 51 (39.5%) At least one TEAE leading to discontinuation of treatment 4 (9.1%) 9 (20.9%) 5 (11.9%) 18 (14.0%) At least one TEAE leading to discontinuation of study 4 (9.1%) 9 (20.9%) 2 (4.8%) 15 (11.6%) AEs leading to death 0 2 (4.7%) 1 (2.4%) 3 (2.3%) At least one SAE 4 (9.1%) 5 (11.6%) 8 (19.0%) 17 (13.2%) At least one SAE related to treatment 0 1 (2.3%) 0 1 (0.8%) AE of Special Interest: LFTs ≥ 3x ULN (AST or ALT) 3 (6.8%) 6 (14.0%) 0 9 (7.0%) AE Severity - subjects with: Mild 25 (56.8%) 14 (32.6%) 15 (35.7%) 54 (41.9%) Moderate 16 (36.4%) 22 (51.2%) 17 (40.5%) 55 (42.6%) Severe 1 (2.3%) 4 (9.3%) 5 (11.9%) 10 (7.8%) AST: aspartate aminotransferase; ALT: alanine transaminase

19 Most Common Treatment-Emergent Adverse Events (TEAEs) Nature and severity of adverse event (AE) profile is similar to prior CT1812 trials TEAEs by Preferred Term occurring in 5% of the total safety population, or those in at least 10% of CT1812 treated participants and at least twice the rate of placebo Preferred Term n (%) CT1812 Placebo (N=42) Total (N=129) 100 mg (N=44) 300 mg (N=43) Fall 7 (15.9%) 14 (32.6%) 10 (23.8%) 31 (24.0%) Headache 4 (9.1%) 7 (16.3%) 8 (19.0%) 19 (14.7%) Lipase increase 5 (11.4%) 7 (16.3%) 6 (14.3%) 18 (14.0%) Urinary tract infection 3 (6.8%) 3 (7.0%) 8 (19.0%) 14 (10.9%) Dizziness 3 (6.8%) 4 (9.3%) 5 (11.9%) 12 (9.3%) COVID-19 3 (6.8%) 5 (11.6%) 3 (7.1%) 11 (8.5%) Diarrhoea 4 (9.1%) 5 (11.6%) 2 (4.8%) 11 (8.5%) Fatigue 4 (9.1%) 4 (9.3%) 3 (7.1%) 11 (8.5%) ALT Increase 3 (6.8%) 7 (16.3%) 0 10 (7.8%) Constipation 2 (4.5%) 4 (9.3%) 4 (9.5%) 10 (7.8%) Anxiety 3 (6.8%) 3 (7.0%) 3 (7.1%) 9 (7.0%) AST Increase 4 (9.1%) 5 (11.6%) 0 9 (7.0%) Confustional state 1 (2.3%) 5 (11.6%) 3 (7.1%) 9 (7.0%) Abdominal discomfort 1 (2.3%) 5 (11.6%) 0 6 (4.7%)

Summary of SHIMMER Safety and Tolerability findings

Favorable safety profile vs placebo, AEs well balanced between arms

- Total AE frequency was similar in CT1812 and placebo
- Most AEs were mild or moderate
- Fewer Serious AE occurred in the CT1812 treated group compared to placebo treated
- There were no deaths related to study drug
- Study Discontinuations due to AEs not related to LFTs:
  - Placebo – 4.8%
  - 100mg CT1812 – 4.5%
  - 300 mg CT1812 – 9.3%
- Participants with LFT elevations ≥ 3x ULN
  - 100mg CT1812 – 3
  - 300mg CT1812 – 6
  - Placebo – 0
- Most common AEs* (other than increased LFTs) in the CT1812 group were diarrhea and abdominal discomfort

Adverse Events	
CT1812	Placebo
94.3%	88.1%

Serious AEs	
CT1812	Placebo
10.3%	19.0%

Deaths†	
CT1812	Placebo
2	1

† not considered treatment related

20

** occurring in a CT1812 treatment group at a rate >10% and at a rate >2X the placebo rate*

COGNITION Therapeutics

21 Planning a Path Forward in Neurological Disease • Podium presentation at ILBDC – January 2025 • Convene advisors to provide protocol input • Engage with regulatory experts • Conduct commercial research • Prepare for end-of-Phase 2 meetings

22 • COG1201 SHIMMER was a phase 2a safety and tolerability study seeking signals of efficacy in people with dementia with Lewy bodies • The safety and tolerability profile was similar to past experience with CT182 • Clear signals of efficacy were observed - Across Behavioral, Cognitive, Functional and Motor domains - Treatment differences increased over 6 months • These data provide support for advancement of CT1812 as a treatment for dementia with Lewy bodies Identified consistent signals of efficacy and a safe and tolerable dose range SHIMMER Met and Exceeded Objectives and Expectations

23 • Most importantly – each study participant and their care partners • University of Miami and Dr. James Galvin • NIH and NIA for providing funding • Site investigators and personnel • Our collaborators with the Lewy Body Dementia Association • Cognition colleagues and our CRO partners Cognition Therapeutics is grateful to everyone involved in the COG1201 SHIMMER Trial Acknowledgements

24 • COG1201 SHIMMER was a phase 2a safety and tolerability study seeking signals of efficacy in people with dementia with Lewy bodies • The safety and tolerability profile was similar to past experience with CT182 • Clear signals of efficacy were observed - Across Behavioral, Cognitive, Functional and Motor domains - Treatment differences increased over 6 months • These data provide support for advancement of CT1812 as a treatment for dementia with Lewy bodies Identified consistent signals of efficacy and a safe and tolerable dose range SHIMMER Met and Exceeded Objectives and Expectations